UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21860

Wegener Investment Trust

(Exact name of registrant as specified in charter)

4380 King Street, #810

Alexandria, VA 22302

 (Address of principal executive offices)

(Zip code)

Steven M. Wegener

4380 King Street, #810

Alexandria, VA 22302

 (Name and address of agent for service)

With copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (703) 282-9380

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

WEGENER ADAPTIVE GROWTH FUND

A SERIES OF THE WEGENER INVESTMENT TRUST

June 30, 2011

Dear Fellow Shareholders,

For the year ended 6/30/2011 the Wegener Adaptive Growth Fund returned -4.32%, the S&P 500 returned 30.69%, and the Russell 2000 returned 37.41%. Since the inception of the Fund on 9/13/2006 the Fund has returned 5.20% annualized, the S&P 500 has returned 2.19%, and the Russell 2000 has returned 4.03%.

The Fund ended the period down 15.20% from its peak monthly level. The S&P 500 ended down 7.50% and the Russell 2000 ended down 4.14%.  Since inception the Fund’s maximum decline from its peak was 21.45% using monthly data. The S&P 500 maximum decline was 50.95% from its peak and the Russell 2000’s was 52.89%.

For the past 12 months using monthly data the Fund’s beta using the S&P 500 was 0.61 and for the Russell 2000 was 0.43. The Fund’s beta since inception, ignoring the first partial month, has been 0.41 when using the S&P 500. When using the Russell 2000 the Fund’s beta has been 0.32.

The Fund’s risk adjusted return, or alpha, for the past 12 months using monthly data was –1.92% using the S&P 500 and –1.68% using the Russell 2000. Since inception the Fund’s alpha was 0.24% using the S&P 500 and 0.19% using the Russell 2000.

General Overview

The Fund was hurt by a group of companies the affected the Fund’s stock selection. We estimate that without the impact of the poor stock selection that the Fund would, at the end of the most recent period, be only a few percentage points from its peak level and would have provided a modest positive return over the past year. This performance would have been in line with our expectation of the Fund.

We have made adjustments to our stock selection and going forward we believe that the Fund’s stock selection should perform more in line with what we consider historically normal. We also believe that this should enable the Fund as a whole to also perform in line with what we consider normal.

Market Exposure

The net result of our market exposure was enough to keep us in line with the 6% long term growth in the market, plus the future value of the dividends, that we discussed in last year’s letter. This is also in line with outperforming the market both on an absolute and risk adjusted basis long term.

However, we have not been able to capture the full bull market advance. The shortfall was partially caused by having our maximum market exposure at roughly 80% due to our Long Term Reversal Factors being negative, which also reduced our risk level. It was also caused by our market exposure adjustments not being able to cleanly capture the full market advance.

Given that the S&P 500 is having a bull market through the same price levels for the third time, it is not necessary to capture the full bull market each time as long as each of the bear markets are sufficiently avoided.

Historically, using daily data from 1942 until the bear market low in early 2009, when the S&P 500 was in a bear market our trend models were negative 87% of the time. Conversely, when the S&P 500 was in a bull market our trend models were positive 56% of the time.

Of course, being exposed to a bull market 100% of the time isn’t necessarily ideal due to smaller declines that happen that are not officially considered bear markets.  The occasional rallies in bear markets also make avoiding 100% of a bear market not necessarily ideal.

Overall, the numbers are in line with missing the vast majority of a bear market while capturing a majority of the bull market and potentially being able to handle the smaller correction along the way. We don’t think recent experience is too far out line of with that.

Stock Selection

The core of our stock selection performed in line with our expectations and we believe it will perform similarly in the future.  However, a specific group of companies hurt the Fund’s stock selection, bringing the Fund’s return negative for the year.

After a visit to China we believe that there is significant fraud in a group of US listed Chinese companies and that the audited financials are not reliable. We have made some direct adjustments to our stock selection to handle the immediate issue, we also have in place changes that would avoid this in the future, and we are researching more general long-term adjustments to further prevent similar situations in the future.

To give an idea of the extent of some of the fraud, a company we visited, ZST Digital Networks (Nasdaq: ZSTN), we estimate is probably fabricating 95% to almost 100% of its operating history, based on income and revenues, in its SEC filings. This company is still listed on the NASDAQ as this is being written and their auditor, a BDO member firm, allowed them to file audited financials with the SEC during our visit.

Our impression is that this situation has arisen across many companies due to 1) the inability of the US to prosecute fraud committed by individuals located in China, 2) their ability get auditors to sign off on essentially fictional financial information, and 3) their ability to raise money from investors by giving staged site visits that overstate the size of their true operations.

We have removed these companies from our stock selection universe and are in a better position to guard against this in the future. Aside from this group, our stock selection was in line with what we would expect historically and we believe it is positioned to perform in line with history in the future.

Future Outlook

Using the same analysis we have used in the past, we expect the S&P 500 to trade essentially where it is currently trading 7 years from now. This assumes 6% annual growth in the fair value of the market and that the market trades at that level 7 years from now. While the actual outcome could be better or worse, on average we don’t believe there is much long-term value in a buy and hold approach. To the extent we can participate in the bull markets and avoid the bear markets in line with history we should be able add value relative to the market in absolute terms and even more so adjusting for risk.

Thank you for your continued trust in us.

Sincerely,

Steven Wegener

Wegener, LLC

WEGENER ADAPTIVE GROWTH FUND

PERFORMANCE ILLUSTRATION

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2011 (Unaudited)

	1 Year	3 Year	Since Inception (9/13/2006)
Wegener Adaptive Growth Fund	(4.32)%	1.99%	5.20%
S&P 500 Index	30.69%	3.34%	2.19%
Russell 2000 Index	37.41%	7.77%	4.03%

Wegener Adaptive Growth Fund ($12,751)
S&P 500 Index ($11,096)
Russell 2000 Index ($12,086)
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
9/13/2006
10/31/2006
12/31/2006
2/28/2007
4/30/2007
6/30/2007
8/31/2007
10/31/2007
12/31/2007
2/29/2008
4/30/2008
6/30/2008
8/31/2008
10/31/2008
12/31/2008
2/28/2009
4/30/2009
6/30/2009
8/31/2009
10/31/2009
12/31/2009
2/28/2010
4/30/2010
6/30/2010
8/31/2010
10/31/2010
12/31/2010
2/28/2011
4/30/2011
6/30/2011

This chart assumes an initial investment of $10,000 made on 9/13/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4077.

WEGENER ADAPTIVE GROWTH FUND

Portfolio Illustration

June 30, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments excluding options, short term investments and cash equivalents.

	Wegener Adaptive Growth Fund
	Schedule of Investments
	June 30, 2011

Shares		Value

COMMON STOCKS - 93.39%

Accident & Health Insurance - 0.27%
403	Triple-S Management Corp. *	$ 8,757

Bituminous Coal & Lignite Mining - 3.08%
2,100	Cloud Peak Energy, Inc. *	44,730
700	BHP Billiton Plc. ADR	54,901
		99,631
Broadwoven Fabric Mills, Man Made Fiber and Silk - 1.01%
1,720	Hallwood Group, Inc. *	32,680

Computer Equipment - 0.77%
800	Black Box Corp.	25,016

Computer Storage Devices - 1.23%
3,873	Xyratex Ltd. *	39,737

Diversified Financial Services - 1.40%
4,500	Prospect Capital Corp.	45,495

Fabricated Plate Work (Boiler Shops) - 1.84%
2,250	Global Power Equipment Group, Inc.	59,670

Fabricated Rubber Products, NEC - 1.64%
7,618	Omnova Solutions Inc. *	53,021

Fire, Marine & Casualty Insurance - 2.12%
3,009	Amtrust Financial Services, Inc.	68,545

Household Audio & Video Equipment - 0.42%
6,806	Emerson Radio Corp. *	13,748

Hospital & Medical Service Plans - 1.52%
700	Amerigroup Corp. *	49,329

Industrial Trucks, Tractors, Trailers & Stackers - 1.79%
600	Nacco Industries, Inc.	58,092

Industrial Organic Chemicals - 2.66%
3,000	Green Plains Renewable Energy, Inc. *	32,370
1,400	Lyondellbasell Industries N.V. Class A	53,928
		86,298
Insurance Agents, Brokers & Services - 1.39%
6,353	Crawford & Co. Class B	44,916

Life Insurance - 2.55%
4,100	American Equity Investment Life Holding Co.	52,111
2,450	ING Groep N.V. ADR *	30,306
		82,417
Medicinal Chemicals & Botanical Products - 2.14%
3,915	Nutraceutical International Corp. *	60,213
290	Usana Health Sciences, Inc. *	9,071
		69,284
Metal Mining - 1.67%
750	Rio Tinto Plc. ADR	54,240

Miscellaneous Electrical Machinery, Equipment & Supplies - 1.23%
5,200	Exide Technologies *	39,728

Motor Vehicle Parts & Accessories - 0.50%
300	Lear Corp.	16,044

National Commercial Banks - 1.50%
1,500	First Republic Bank *	48,420

Ophthalmic Goods - 1.38%
3,150	Shamir Optical Industry Ltd. (Israel) *	44,698

Paper & Allied Products - 0.96%
4,000	Boise, Inc. *	31,160

Personal Credit Institutions - 4.10%
850	Advance America, Cash Advance Centers, Inc.	5,857
3,075	Nelnet Inc. Class-A	67,834
900	World Acceptance Corp. *	59,013
		132,704
Petroleum Refining - 1.57%
500	China Petroleum & Chemical Corp. ADR	50,720

Pharmaceutical Preparations - 10.40%
700	Astrazeneca Plc. ADR	35,049
1,200	Eli Lilly & Co.	45,036
1,750	Endo Pharmaceuticals Holdings, Inc. *	70,298
1,950	Hi Tech Pharmacal Co., Inc. *	56,413
3,000	Medicines Co. *	49,530
13,321	Sciclone Pharmaceuticals, Inc. *	80,459
		336,785
Plastic Products, NEC - 1.52%
5,100	American Biltrite, Inc. *	49,368

Plastics, Materials, Synthetic Resins, & Nonvulcan Elastomers - 1.19%
1,600	Georgia Gulf Corp. *	38,624

Pulp Mills - 0.93%
3,000	Mercer International, Inc. *	30,240

Radio Telephone Communications - 2.68%
7,200	Dragonwave, Inc. *	43,560
2,900	Partner Communications Co. Ltd.	43,268
		86,828
Retail-Catalog & Mail-Order Houses - 2.59%
3,200	Insight Enterprises, Inc. *	56,672
100	PC Connection, Inc. *	828
3,400	PC Mall, Inc. *	26,452
		83,952
Retail-Eating Places - 0.59%
2,500	Flanigans Enterprises Inc.	19,125

Retail-Miscellaneous Retail - 1.76%
1,600	EZCORP Inc. Class-A *	56,920

Retail-Miscellaneous Shopping - 0.58%
1,000	Dover Saddlery, Inc. *	4,670
50,100	Iparty Corp. *	14,023
		18,693
Savings Institution, Federally - 0.15%
600	Provident Financial Holdings, Inc.	4,806

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.85%
1,700	BGC Partners, Inc. Class A	13,141
600	INTL FCStone, Inc. *	14,526
		27,667
Semiconductors & Related Devices - 5.21%
4,394	Alpha & Omega Semiconductor Ltd. *	58,221
4,337	GT Solar Ingernational, Inc. *	70,259
2,091	Spansion, Inc. *	40,294
		168,774
Services-Business Services - 0.01%
182	Spar Group, Inc. *	204

Services-Computer Integrated Systems Design - 1.94%
4,922	Cimatron Ltd. *	16,882
1,445	Synnex Corp. *	45,807
		62,689
Services-Offices & Clinics of Doctors of Medicine - 0.57%
3,858	Metropolitan Health Networks, Inc. *	18,480

Services-Skilled Nursing Care - 0.36%
2,000	Five Star Quality Care, Inc. *	11,620

Soap, Detergents, Cleaning Preparations, Parfumes, Cosmetics - 0.61%
280	Stepan Co.	19,852

Special Industry Machinery - 0.96%
1,500	Amtech Systems, Inc. *	30,960

State Commercial Banks - 0.32%
2,900	First California Financial Group, Inc. *	10,353

Telephone Communications - 2.65%
270	China Telecom Corp. Ltd.	17,672
19,800	Multiband Corp. *	64,350
124	Telecomunicacoes de Sao Paulo ADR	3,683
		85,705
Wholesale-Computer & Peripheral Equipment & Software - 3.76%
2,000	Eplus, Inc. *	52,880
2,700	Ingram Micro, Inc. Class-A *	48,978
3,300	SED International Holdings, Inc. *	16,830
217	Wayside Technology Group, Inc.	2,943
		121,631
Wholesale-Drugs, Proprietaries & Druggists' Sundries - 1.97%
1,450	Amerisourcebergen Corp.	60,030
80	Cardinal Health Inc.	3,634
		63,664
Wholesale-Electrical Apparatus - 0.36%
3,750	Universal Power Group Inc. *	11,625

Wholesale-Electronic Parts & Equipment NEC - 6.33%
1,550	Arrow Electronics, Inc. *	64,325
1,700	Avnet, Inc. *	54,196
4,508	Brightpoint, Inc. *	36,560
4,500	Tessco Technologies, Inc.	50,040
		205,121
Wholesale-Farm Product Raw Materials - 1.30%
1,000	Andersons, Inc.	42,250

Wholesale-Groceries, General Line - 1.34%
500	Amcon Distributing Co.	34,725
245	Core-Mark Holding Co., Inc. *	8,746
		43,471
Wholesale-Medical, Dental & Hospital Equipment & Supplies - 2.12%
850	MWI Veterinary Supply, Inc. *	68,654

Wholesale-Petroleum & Petroleum Products - 1.60%
1,445	World Fuel Service Corp.	51,919

TOTAL FOR COMMON STOCKS (Cost $2,711,326) - 93.39%		3,024,330

REAL ESTATE INVESTMENT TRUSTS - 4.32%
1,840	American Capital Agency Corp.	53,562
2,700	Annaly Capital Management, Inc.	48,708
9,700	Capital Trust, Inc. *	37,539
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $135,476) - 4.32%		139,809

PUT OPTIONS - 0.36%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	Russell 2000 Index *
500	September 2011 Put @ 800	11,600

	Total (Premiums Paid $20,680) - 0.36%	11,600

SHORT TERM INVESTMENTS - 2.57%
83,244	Fidelity Money Market Portfolio Class Select 0.12% ** (Cost $83,244)	83,244

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $83,244) - 2.57%		83,244

TOTAL INVESTMENTS (Cost $2,950,726) - 100.64%		3,258,983

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.64)%		(20,709)

NET ASSETS - 100.00%		$ 3,238,274

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2011.
ADR - American Depositary Receipt
The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Written Options
June 30, 2011

CALL OPTIONS WRITTEN

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price	Value

Russell 2000 Index
500	September 2011 Call @ 800	$ 24,850

	Total (Premiums Received $16,015)	$ 24,850

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own  assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total
Valuation Inputs of Assets
	Common Stocks	$ 3,024,330	$ -	$ -	$ 3,024,330
	Real Estate Investment Trusts	139,809	-	-	$ 139,809
	Put Options	11,600	-	-	11,600
Short-Term Investments:
	Fidelity Money Market Portfolio Class Select	83,244	-	-	83,244
		$ 3,258,983	$ -	$ -	$ 3,258,983

		Level 1	Level 2	Level 3	Total
Valuation Inputs of Liabilities
	Call Options	$ 24,850	$ -	$ -	$ 24,850
		$ 24,850	$ -	$ -	$ 24,850

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Assets and Liabilities
June 30, 2011

Assets:
Investments in Securities, at Value (Cost $2,950,726)	$ 3,258,983
Receivables:
Dividends and Interest	5,419
Receivable for Securities Sold	95,053
Prepaid Expenses	20,412
Total Assets	3,379,867

Liabilities:
Call Options Written (premiums received $16,015)	24,850
Payable for Securities Purchased	95,487
Due to Advisor	3,508
Accrued Expenses	17,748
Total Liabilities	141,593

Net Assets	$ 3,238,274

Net Assets Consist of:
Paid In Capital	$ 4,045,940
Accumulated Realized Loss on Investments	(1,107,088)
Unrealized Appreciation in Value of Investments	299,422
Net Assets, for 398,918 Shares Outstanding	$ 3,238,274

Net Asset Value Per Share	$ 8.12

Minimum Redemption Price Per Share *	$ 8.00

* The Fund will charge a 1.50% redemption fee on shares redeemed within 180 days of purchase.
The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Operations
For the year ended June 30, 2011

Investment Income:
Dividends (net of foreign tax withheld of $438)	$ 73,022
Interest	346
Total Investment Income	73,368

Expenses:
Advisory Fees (Note 3)	61,322
Legal Fees	13,063
Audit Fees	13,399
Transfer Agent Fees	17,552
Custody Fees	10,924
Trustee Fees	5,276
Registration Fees	29,947
Insurance Fees	639
Miscellaneous Fees	4,252
Total Expenses	156,374
Fees Waived and Reimbursed by the Advisor	(58,748)
Net Expenses	97,626

Net Investment Loss	(24,258)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	92,557
Realized Loss on Options	(931,998)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,030,417
Options	(317,379)
Realized and Unrealized Loss on Investments	(126,403)

Net Decrease in Net Assets Resulting from Operations	$ (150,661)

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/2011	6/30/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (24,258)	$ (10,621)
Net Realized Loss on Investments and Options	(839,441)	(99,038)
Unrealized Appreciation (Depreciation) on Investments and Options	713,038	(408,362)
Net Decrease in Net Assets Resulting from Operations	(150,661)	(518,021)

Distributions to Shareholders:
Net Investment Income	(7,335)	(14,032)
Realized Gains	-	-
Total Distributions Paid to Shareholders	(7,335)	(14,032)

Capital Share Transactions	(3,264,422)	6,158,020

Total Increase (Decrease) in Net Assets	(3,422,418)	5,625,967

Net Assets:
Beginning of Period	6,660,692	1,034,725

End of Period (Including Undistributed Net Investment Income of $0 and
$0, respectively)	$ 3,238,274	$ 6,660,692

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

					Period *
	Years Ended				Ended
	6/30/2011	6/30/2010	6/30/2009	6/30/2008	6/30/2007

Net Asset Value, at Beginning of Period	$ 8.50	$ 8.00	$ 11.36	$ 11.19	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	(0.04)	(0.04)	0.11	(0.02)	(0.02)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.38)	0.62	(0.49)	0.81	1.21
Total from Investment Operations	(0.42)	0.58	(0.38)	0.79	1.19

Distributions:
Net Investment Income	(0.01)	(0.09)	(0.02)	-	-
Realized Gains	-	-	(2.96)	(0.62)	-
Total from Distributions	(0.01)	(0.09)	(2.98)	(0.62)	-

Redemption Fees (a)	0.05	0.01	-	-	-

Net Asset Value, at End of Period	$ 8.12	$ 8.50	$ 8.00	$ 11.36	$ 11.19

Total Return ***	(4.32)%	7.29%	3.36%	7.40%	11.90%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,238	$ 6,661	$ 1,034	$ 993	$ 885
Before Waivers
Ratio of Expenses to Average Net Assets ****	3.19%	3.87%	4.86%	6.00%	6.48%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(1.70)%	(2.28)%	(1.55)%	(4.22)%	(4.72)%
After Waivers
Ratio of Expenses to Average Net Assets ****	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(0.50)%	0.39%	1.34%	(0.21)%	(0.24)%
Portfolio Turnover	110.20%	76.60%	124.70%	95.86%	81.91%

(a) The Fund will charge a 1.50% redemption fee on shares redeemed within 180 days of purchase.
* For the period September 13, 2006 (commencement of investment operations) through June 30, 2007.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for periods of less than one year.
**** Annualized for periods of less than one year.
The accompanying notes are an integral part of these financial statements.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011

Note 1. Organization

The Wegener Adaptive Growth Fund (the “Fund”), is a diversified series of the Wegener Investment Trust (the “Trust”), an open-end registered investment company that was organized as an Ohio business trust on January 23, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is currently the only series authorized by the Trustees. The Fund’s investment objective is long-term capital appreciation while attempting to protect capital during negative market conditions using hedging strategies. The Fund’s principal investment strategy is to invest in a portfolio of common stocks that the Fund’s investment manager, Wegener, LLC (the “Advisor”), believes has superior prospects for appreciation.  The Fund commenced operations September 13, 2006.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or if an event occurs after the close of trading on the domestic or foreign exchange or market in which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, such securities are valued as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.  No securities were Fair Valued as of June 30, 2011.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines; realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts- The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the

 WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011

respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fee – To discourage short-term trades by investors, the Fund will impose a redemption fee of 1.50% of the total redemption amount (calculated at market value) if shares are redeemed within 180 days of purchase.  There were $19,114 in redemption fees collected for the Fund during the year ended June 30, 2011.

Reclassification of Capital Account- GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.  As of June 30, 2011, the Fund reclassified permanent book/tax differences of $31,593 from net investment loss to paid in capital.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2008-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the period ended June 30, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.  See Note 8.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent events: Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring disclosure.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.25%.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect costs of investing in other funds; and extraordinary expenses) at 1.99% of its average daily net assets through October 31, 2011. Advisory fee waivers and expense reimbursements by the Advisor are subject to repayment by the Fund for a period of three years after such fees and expenses are incurred provided that the repayments do not cause the ordinary expenses to exceed 1.99% per annum. For the year ended June 30, 2011, the Advisor earned advisory fees of $61,322, of which $58,748 was waived.  As of June 30, 2011, the Fund owed the Advisor $3,508.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund.  Fees including the waiver, or expenses reimbursed during a given fiscal year may be paid to the Advisor during the following three fiscal year periods to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  As of June 30, 2011, the unreimbursed amounts paid or waived by the Advisor on behalf of the Fund are $135,363.  As of June 30, 2011, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
June 30, 2009	June 30, 2012	$ 25,121
June 30, 2010	June 30, 2013	$ 51,494
June 30, 2011	June 30, 2014	$ 58,748

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011

Note 4. Related Party Transactions

Steven M. Wegener is the control person of the Advisor and also serves as a Trustee and Officer of the Trust.  Mr. Wegener receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at June 30, 2011 was $4,006,288 representing 398,918 shares outstanding.

Transactions in capital stock were as follows:

Year Ended June 30, 2011		Year Ended June 30, 2010
	Shares	Amount	Shares	Amount
Shares sold	95,068	$810,328	745,762	$6,977,902
Shares reinvested	600	24,528	1,533	14,032
Shares redeemed	(480,203)	(4,099,278)	(93,108)	(833,914)
Net Increase (Decrease)	(384,535)	$(3,264,422)	654,187	$6,158,020

Note 6. Options

Transactions in written call options during the year ended June 30, 2011 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2010	91	$ 459,286
Options written	150	577,711
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	(236)	(1,020,982)
Options outstanding at June 30, 2011	5	$ 16,015

Transactions in purchased options during the year ended June 30, 2011 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at June 30, 2010	91	$ 373,192
Options purchased	150	607,332
Options exercised	-	-
Options expired	-	-
Options terminated in closing sale transaction	(236)	(959,844)
Options outstanding at June 30, 2011	5	$ 20,680

The Fund adopted ASC 815, “Disclosures about Derivative Instruments and Hedging Activities”, effective July 1, 2009.

The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

  Liability

Derivatives

Call options written                                 ($24,850)

    Asset

Derivatives

Investments in Securities                           $11,600

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended June 30, 2011 by the Fund are recorded in the following locations in the Statement of Operations:

                                                                                   Realized

Unrealized

Location

Gain/(Loss)

Location

Gain/(Loss)

Call options                             Realized

                     Change in Unrealized

Written &                          Loss on Options

($931,998)            Appreciation/(Depreciation)       $(317,379)

Purchased

                                              on Options

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011

payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

Note 7. Investment Transactions

For the year ended June 30, 2011, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $5,269,569 and $9,195,648, respectively.  Purchases and sales of options aggregated $1,912,230 and $889,473, respectively.

Note 8. Tax Matters

As of June 30, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund were as follows:

Capital Loss carryforward expiring 6/30/19                                                                                                     $  (534, 540)

Post-October capital loss deferrals realized between 11/1/10 and 6/30/11*                                   $   631,585

Gross unrealized appreciation on investment securities

                        $   482,217

Gross unrealized depreciation on investment securities

                        (185,764)

Net unrealized appreciation on investment securities

                                      $   296,453

Cost of investment securities, including short-term investments and call options **

         $2,953,694

* These deferrals are considered incurred in the subsequent year.

** The difference between book and tax cost represents disallowed wash sales for tax purposes.

On December 29, 2010 the Wegener Adaptive Growth Fund paid a net investment income gain of $0.0139 per share, for a total distribution of $7,335.

The tax character of the distributions paid for the years ended June 30, 2011 and June 30, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$ 7,335	$14,032
	$ 7,335	$14,032

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2011

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2011, National Financial Service LLC, in omnibus accounts, in aggregate, owned approximately 43.56% of the Fund and may be deemed to control the Fund.

Note 10. New Accounting Pronouncement.

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of Wegener Adaptive Growth Fund,

   a Series of the Wegener Investment Trust

We have audited the accompanying statement of assets and liabilities of Wegener Adaptive Growth Fund, (the "Fund"), a series of the Wegener Investment Trust (the “Trust”), including the schedule of investments, as of June 30, 2011 and the related statements of operations for the year then ended, changes in net assets for the two years then ended and the financial highlights for the four years then ended and for the period September 13, 2006 (commencement of investment operations) through June 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wegener Adaptive Growth Fund, a series of the Wegener Investment Trust, as of June 30, 2011, the results of its operations, changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

August 24, 2011

Wegener Adaptive Growth Fund
Expense Illustration
June 30, 2011 (Unaudited)

Expense Example

As a shareholder of the Wegener Adaptive Growth Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 through June 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing  ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2011	June 30, 2011	January 1, 2011 to June 30, 2011

Actual	$1,000.00	$888.40	$9.32
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,014.93	$9.94

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

WEGENER ADAPTIVE GROWTH FUND

TRUSTEES AND OFFICERS

JUNE 30, 2011 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations and Current Directorships During Past 5 Years
Michael E. Kitces 4380 King Street, #810 Alexandria, VA 22302 34	Trustee since 2006, Indefinite	Director of Financial Planning, Pinnacle Advisory Group, Inc. (since 2002)
Mark D. Pankin 4380 King Street, #810 Alexandria, VA 22302 66	Trustee since 2006, Indefinite	Owner/Principal of MDP Associates LLC, an investment advisory firm (since 1994)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address, and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations and Current Directorships During Past 5 Years
Steven M. Wegener[1] 4380 King Street, #810 Alexandria, VA 22302 34	Trustee, since 2006, indefinite; Treasurer, President and Chief Compliance Officer since 2006, One Year	President, Wegener, LLC (2003-present)
Niloufar Marandiz[1] 4380 King Street, #810 Alexandria, VA 22302 36	Secretary since 2006, One Year	Business Systems Analyst, CACI (2010-present), Project Manager, Vivakos, a division of Innovatech as of 3/2008 (2007-2010). Engineer, Mantaro Networks (2005-2006), Engineer, Isocore (2004-2005)

1 Steven Michael Wegener is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.  Steve Wegener and Niloufar Marandiz are spouses.

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (800) 595-4077 to request a copy of the SAI or to make shareholder inquiries.

WEGENER ADAPTIVE GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2011 (UNAUDITED)

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 595-4077.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling 1-800-595-4077.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th will be available without charge, upon request, by calling our toll free number 1-800-595-4077.

Approval of Management Agreement

The Board approved the renewal of the management agreement between the Trust and Wegener, LLC (the “Adviser”) on behalf of the Wegener Adaptive Growth Fund (the “Fund”).  The Trustees reviewed a memorandum describing their duties when considering renewal of the Management Agreement.  The Board then reviewed a copy of the Management Agreement and discussed its terms.  The factors considered by the Board of Trustees included: (i) the Adviser’s business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the investment performance of the Adviser, (iv) the costs of the services to be provided and the profits to be realized by the Adviser, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment strategies and execution of those strategies.  The Trustees reviewed the Adviser’s ADV Parts I and II, which describes the operations and policies of the Adviser.  The Trustees also reviewed a report from the Adviser, in which the Adviser addressed a series of questions prepared by the Trust’s legal counsel, the responses to which provided information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied with the Trust’s Code of Ethics.  The Adviser noted that there had been no SEC inspections or litigation and no changes in personnel.   The Board discussed the compliance activities of the Trust’s CCO.  Based on the information in the Report and their discussions with Mr. Wegener, the Trustees concluded the Adviser had provided high quality services to the Fund, and that the nature and extent of the services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Fund’s performance, the Board reviewed information in the Report regarding the Fund’s one year, and since inception returns.  The Adviser also presented comparison performance information on the S&P 500 Index, the Fund’s benchmark, as well as comparisons to the Russell 2000 Index and a peer group of other long-short funds with similar investment objectives and strategies to those of the Fund and of a comparable asset sizes (the “Peer Group”).  In particular, the Trustees noted that the Fund had out-performed the Hussman Strategic Growth Fund, which had a similar investment philosophy to that of the Fund.  The Trustees then discussed the performance of the Fund compared to that of each of the funds in the Peer Group and it was their consensus that the Adviser’s performance had been very good relative to the Hussman Strategic Growth Fund, which Mr. Wegener had identified as being the Fund with most similar investment objective and strategy to that of the Fund.  Mr. Wegener also noted that although the Fund’s performance relative to the benchmark indices had not been as strong, the Fund had outperformed the average returns of the Morningstar Long-Short Category for the 1 year and since inception periods.  The Trustees determined that while the benchmark indices provided helpful context in which to consider the Fund’s returns, the most relevant performance comparisons were to the returns of other long-short funds.  Following discussion, it was the consensus of the Trustees that the Adviser’s performance was satisfactory.

WEGENER ADAPTIVE GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2011 (UNAUDITED)

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in the Peer Group.  The Trustees noted that the Fund’s management fee of 1.25% and expense ratio of 1.99% were each well within the range for the Peer Group.  In particular, the Trustees noted that the Fund’s advisory fee was attractive compared even to some smaller peers.   Following discussion, it was the consensus of the Board that the Fund’s expense ratio and management fee were fair considering the small size of the Fund and the expertise needed to execute the Fund’s strategy.

As to the profitability of the Adviser, the Board noted that, to date, the Adviser had operated at a loss in an effort to maintain the Fund’s favorable expense ratio of 1.99%.  Thus it was the consensus of the Board that the Adviser was not excessively profitable.

As to economies of scale, it was the consensus of the Trustees that economies of scale could be realized as the Fund’s assets grow but were not relevant at this time.  With respect to the fee waiver pursuant to which the Adviser would cap certain Fund expenses at 1.99% until October 31, 2011, the Trustees noted that the Adviser appeared to have the financial wherewithal to continue the expense cap due to a line of credit and personal guaranty backing the obligation of the Adviser to reimburse expenses.  The Board then noted that the line of credit would expire in 2011 and they requested that Mr. Wegener provide assurances that the line of credit would be extended, which he agreed to do.

As to economies of scale, the Trustees noted that the Adviser had implemented a schedule for the asset levels at which certain breakpoints would be achieved.  However, the Board concluded that given the relatively low level of assets in the Fund, a discussion of economies of scale was not relevant at that time.

As a result of their deliberations, the Board determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders.  The following resolution was unanimously adopted upon motion duly made and seconded by the Trustees, including the Independent Trustees:

“RESOLVED, that the Management Agreement between Wegener Investment Trust, on behalf of the Wegener Adaptive Growth Fund, and Wegener, LLC on behalf be, and it hereby is, renewed for an additional year.”

Board of Trustees

Michael E. Kitces

Mark D. Pankin

Steven M. Wegener

Investment Adviser

Wegener, LLC

4380 King Street, #810

Alexandria, VA 22302

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Wegener Adaptive Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2011

$ 11,500

FY 2010

$ 12,000

(b)

Audit-Related Fees

Registrant

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2011

$ 1,900

FY 2010

$ 1,900

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2011

$ 0

FY 2010

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2011

$ 1,900

FY 2010

$ 1,900

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wegener Investment Trust

By /s/Steven M. Wegener

   *Steven M. Wegener

     President and Treasurer

Date September 7, 2011

* Print the name and title of each signing officer under his or her signature.